SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Energy Services of America Corporation

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Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

January 19, 2021

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation. The Annual Meeting will be held virtually at 1:00 p.m., local time, on February 17, 2021. Instructions to attend the virtual meeting will be provided within this proxy statement and by the stock transfer agent.

The enclosed Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of ten (10) directors to the Board of Directors, the ratification of our independent registered public accounting firm and an advisory, non-binding vote on executive compensation. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services of America Corporation and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors, the ratification of our independent registered public accounting firm and the advisory, non-binding vote on executive compensation.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the Annual Meeting but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 17, 2021

Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held virtually at 1:00 p.m., local time, on February 17, 2021.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of ten (10) directors to the Board of Directors;
2.	the ratification of our independent registered public accounting firm; and
3.	an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 12, 2021 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting can be requested in writing of the Company’s Secretary at 75 West 3rd Avenue, Huntington, West Virginia 25701 for a period of ten days prior to the Annual Meeting. The list will also be provided to the inspector of election of the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE AT THE ANNUAL MEETING.

Our proxy statement, annual report to stockholders on Form 10-K, and proxy card are available on the internet at https://energyservicesofamerica.com/stockholder/2021-esa-proxy-statement.pdf.

By Order of the Board of Directors

Charles Crimmel

Huntington, West Virginia	Charles Crimmel
January 19, 2021	Corporate Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

ANNUAL MEETING OF STOCKHOLDERS

February 17, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held virtually on February 17, 2021, at 1:00 pm., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 19, 2021.

ATTENDING THE VIRTUAL MEETING

As a registered stockholder, you received a Proxy Card from Continental Stock Transfer, our stock transfer agent. It contains instructions on how to attend the virtual annual meeting, including the URL address along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer at the phone number or e-mail address below. Continental Stock Transfer contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting February 17, 2021 at 9:00 a.m. EST. Enter the URL address http://www.cstproxy.com/energyservicesofamerica/2021 into your browser, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting, you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.

Beneficial owners, who own their common stock through a bank or broker, will need to contact Continental Stock Transfer to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, Continental Stock Transfer will issue you a guest control number with proof of ownership. Either way, you must contact Continental Stock Transfer for specific instructions on how to receive the control number. Continental Stock Transfer can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Stockholders that do not have internet capabilities, you can listen-only to the meeting by dialing +1 888-965-8995 (toll free) within the U.S. and Canada or +1 415-655-243 (standard rates apply) outside the U.S. and Canada. When prompted enter the pin number 06242902#. This is a listen-only number, and you will not be able to vote or enter questions during the meeting.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending and voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder votes at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of our common stock, par value $0.0001 per share, as of the close of business on January 12, 2021, are entitled to one vote for each share then held. As of the record date, we had 13,303,906 shares outstanding and entitled to vote. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the ten (10) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of our independent registered public accounting firm, stockholders will have the opportunity to vote “FOR” or “AGAINST” the proposal or to vote “ABSTAIN.” This proposal must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes and proxies marked “ABSTAIN.”

As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a stockholder may vote “FOR” the resolution, “AGAINST” the resolution, or “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast is required for the approval of this resolution without regard to broker non-votes and proxies marked “ABSTAIN.” While this vote is required by law, it will neither be binding on Energy Services of America Corporation or the Board of Directors.

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of January 12, 2021, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors and executive officers as a group.

	Amount of Shares Owned		Percent of Shares		Percent of Shares
	and Nature of Beneficial		of Common Stock	Preferred Shares	of Preferred Stock
Name and Address of Beneficial Owners	Ownership (1)		Owned	Owned	Owned
All Directors and Executive Officers as a Group (11 persons)	7,523,019	(2)	47.95%	124	60.19%

Principal Stockholders:
Marshall T. Reynolds	2,439,709	(3)	16.72%	58	28.16%
75 West 3rd Ave.
Huntington, WV 25701

Douglas V. Reynolds	1,777,725	(4)	12.82%	15	7.28%
75 West 3rd Ave.
Huntington, WV 25701

Brian & Barbara Pratt	1,794,813	(5)	13.18%	-	0.00%
59950 Berkshire Lane, Ste. 800
Dallas, Texas 75225

Samuel G. Kapourales	761,474	(6)	5.48%	16	7.77%
75 West 3rd Ave.
Huntington, WV 25701

(1)	In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Includes 2,066,667 shares of common stock issuable upon conversion of shares of preferred stock.
(3)	Includes 966,667 shares of common stock issuable upon conversion of shares of preferred stock.
(4)	Includes 250,000 shares of common stock issuable upon conversion of shares of preferred stock and 67,896 common shares related to 401(k) match. held by third party plan administrator.
(5)	Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 8, 2021, Brian and Barbara Pratt reported shared voting and dispositive power over 1,326,986 shares of the Company's common stock.
(6)	Includes 266,667 shares of common stock issuable upon conversion of shares of preferred stock.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently is composed of ten members. Under our bylaws, all of our directors are elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors have nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members and our executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors or executive officers have been pledged as security or collateral for any loans.

					Shares of Common
				Current	Stock Beneficially		Percent of	Preferred	Percent of
			Director	Term to	Owned on Record		Common	Shares	Preferred
Names and Address (1)	Age (2)	Position Held	Since	Expire	Date (3)		Shares	Owned	Shares
Directors:

Marshall T. Reynolds	84	Chairman and Director	2006	2021	2,439,709	(4)	16.72%	58	28.16%

Douglas V. Reynolds	44	President and Chief Executive Officer,	2008	2021	1,777,725	(5)	12.82%	15	7.28%

Daniel J. Mannes	46	Director	2020	2021	135,889		1.00%	-	0.00%

Samuel G. Kapourales	85	Director	2010	2021	761,474	(6)	5.48%	16	7.77%

Jack M. Reynolds	55	Director	2006	2021	458,216	(7)	3.36%	1	0.49%

Neal W. Scaggs	84	Director	2006	2021	670,206	(8)	4.83%	16	7.77%

Joseph L. Williams	75	Director	2006	2021	139,481	(9)	1.02%	1	0.49%

Frank S. Lucente	75	Director	2019	2021	360,532	(10)	2.64%	2	0.97%

Bruce H. Elliott	65	Director	2014	2021	195,000		1.43%	-	0.00%

Charles Abraham	77	Director	2016	2021	557,254	(11)	4.02%	15	7.28%

Charles P. Crimmel	47	Chief Financial Officer	n/a	n/a	27,534	(12)	0.20%	-	0.00%

All Directors and Executive
Officers as a Group (11 persons)					7,523,019	(13)	47.95%	124	60.19%

(1)	The mailing address for each person is 75 West 3rd Ave., Huntington, WV 25701
(2)	As of September 30, 2020.
(3)	In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4)	Includes 966,667 shares of common stock issuable upon conversion of shares of preferred stock.
(5)	Includes 250,000 shares of common stock issuable upon conversion of shares of preferred stock and 67,896 common shares related to 401(k) match held by third party plan administrator.
(6)	Includes 266,667 shares of common stock issuable upon conversion of shares of preferred stock.
(7)	Includes 16,667 shares of common stock issuable upon conversion of shares of preferred stock.
(8)	Includes 266,667 shares of common stock issuable upon conversion of shares of preferred stock.
(9)	Includes16,667 shares of common stock issuable upon conversion of shares of preferred stock.
(10)	Includes 33,333 shares of common stock issuable upon conversion of shares of preferred stock.
(11)	Includes 250,000 shares of common stock issuable upon conversion of shares of preferred stock.
(12)	Includes 27,534 shares of common stock related to 401(k) match held by third party plan administrator.
(13)	Includes 2,066,667 shares of common stock issuable upon conversion of shares of preferred stock.

Directors and Executive Officers

The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception in 2006 unless otherwise stated.

Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to 2016, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah and Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds is also Chairman of the Board of Directors of First Guaranty Bancshares, Inc., a bank holding company headquartered in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc., a bank holding company headquartered in Huntington, West Virginia and a director of Summit State Bank in Santa Rosa, CA since December 1998. Mr. Reynolds is the father of Jack M. Reynolds and Douglas V. Reynolds. Mr. Reynolds varied career as a business leader and experience in a number of industries qualifies him to be on the Board of Directors.

Douglas V. Reynolds was appointed President and Chief Executive Officer of the Company on December 6, 2012 and has served as a Director since 2008. Mr. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and a director of The Harrah and Reynolds Corporation and Premier Financial Bancorp, Inc., a bank holding company headquartered in Huntington, West Virginia. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds. Mr. Reynolds’ varied experience and senior management roles with other companies make Mr. Reynolds a valuable member of the Board.

Jack M. Reynolds served as President and Chief Financial Officer from our inception until September 2008 and has been a member of our Board of Directors since our inception. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky. Mr. Reynolds is the son of Marshall T. Reynolds and the brother of Douglas V. Reynolds. Mr. Reynolds lengthy service at Pritchard Electric and knowledge of the contracting industry provides hands on expertise to the Board of Directors.

Neal W. Scaggs has been a Director since our inception. Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present. Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp, Inc. and Champion Industries, Inc. Mr. Scaggs also serves as Chairman of the Board of Directors of Bucane, Inc. Mr. Scaggs business experience in sales, marketing and capital markets provides a broad business perspective to the Board of Directors.

Joseph L. Williams has been a Director since our inception. Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and was a Director of First Sentry Bancshares, Inc., a bank holding company located in Huntington, West Virginia. Mr. Williams was Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia from 2007 until it merged with Premier Financial Bancorp, Inc. in 2009. Mr. Williams is a former member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors. Mr. Williams' investment and management experience provides the board of directors and important perspective in business development.

Samuel G. Kapourales was appointed to the Board of Directors on December 20, 2010. He is a Board Member of the West Virginia Health Care Authority and Kapourales Properties, LLC. Mr. Kapourales serves as a Director of First National Bank of Williamson and First Bank of Charleston. Mr. Kapourales’ varied business experience makes him a valuable member of the Board.

Bruce H. Elliott was appointed to the Board of Directors on August 20, 2014. Mr. Elliott graduated Magna Cum Laude from Bridgewater College (Bridgewater, VA) with a degree in Accounting. He is a certified public accountant and Principal of D'amelio, Cohen & Associates, LLC, an accounting firm located in Baltimore, Maryland. Mr. Elliott is licensed in Maryland, Virginia, and West Virginia, and is a member of each state’s CPA society. He is also active in various community service projects. Mr. Elliott’s accounting and financial background provides insight to issues important to stockholders and investors.

Charles Abraham, MD was appointed to the Board of Directors on January 1, 2016. Dr. Abraham is an Otolaryngology (Ear Nose & Throat) Specialist in Huntington, WV and is affiliated with multiple hospitals in the area, including Cabell Huntington Hospital, St. Mary’s Medical Center and Huntington Veterans Affairs Medical Center. He received his medical degree from West Virginia University School of Medicine and has been in practice since 1968. He also received a MBA degree from Marshall University in August 1996. Dr. Abraham is certified by the American Board of Otolaryngology and the West Virginia State Medical Association. Dr. Abraham’s healthcare experience and understanding of health insurance related matters makes him a valuable member of the Board.

Frank Lucente was appointed to the Board of Directors on June 19, 2019. Mr. Lucente, a retired Naval officer, holds a Master’s in Business Administration (MBA) with a specialty in marketing from Marshall University in Huntington, WV. Mr. Lucente is the founder, owner and president of Sam’s Hot Dogs, Inc., a franchise with over 45 locations in Virginia, West Virginia, Kentucky, North Carolina, and Georgia. In addition, Mr. Lucente is the co-founder of Rocco’s Restaurants, Inc. in Ceredo, WV. From 2005 to 2016, Mr. Lucente served as a city council member in Waynesboro, VA and served stints as vice mayor and mayor during that time. Mr. Lucente has served as the chairman of the board of Rocco’s Italian Specialty Foods, Inc. since 2014. Mr. Lucente’s business experience makes him a valuable member of the Board.

Daniel Mannes was appointed to the Board of Directors on October 21, 2020. Mr. Mannes has held the position of Vice President of Investor Relations at Covanta Holding Corporation, Morristown, NJ, since 2016. Previously, Mr. Mannes had held various corporate finance positions since 1996. Mr. Mannes, a Chartered Financial Analyst (CFA), earned a Master of Business Administration (MBA) degree with a concentration in finance from the University of Maryland, Baltimore, Maryland, in 2004. Previously, Mr. Mannes earned a Bachelor of Science in Business Administration (BSBA) degree majoring in accounting/finance from Washington University, St. Louis, Missouri, in 1996. Mr. Mannes’ finance and investor relations experience provides insight to issues important to stockholders and investors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

Charles P. Crimmel was appointed as Chief Financial Officer of the Company on November 1, 2013 after serving as Controller from 2008 to 2013. Mr. Crimmel graduated from West Virginia University in 1995 with a Bachelor of Science degree in Business Administration and Accounting. Mr. Crimmel was employed by Union Boiler Company as a Field Clerk and Staff Accountant from 1995 to 1996. From 1996-2005, Mr. Crimmel served as Staff Accountant and Controller for Williams Union Boiler/Williams Service Group. From 2005-2008, Mr. Crimmel was Controller for Nitro Electric Company.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the NYSE American corporate governance listing standards. The Board of Directors has determined that Messrs. Scaggs, Mannes, Lucente, Williams, Kapourales, Abraham, and Elliott are “independent directors” within the meaning of such standards. There were no transactions not required to be reported under “Certain Relationships and Related Transactions” that were considered in determining the independence of our directors.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Mr. Marshall T. Reynolds, who is a non-executive director. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for overseeing the day-to-day operations of the Company. The Chairman provides guidance to the Chief Executive Officer and, together with the entire board of directors helps develop the strategic plan for the Company.

The role of the board of directors in the Company’s risk oversight process includes receiving reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risk. The full board reviews such reports and follows up with senior management to best determine how to address such risks.

Delinquent Section 16(a) Reports

The Company had one late Form 4 filing transaction for Marshall T. Reynolds that related to a purchase of 296 shares of the Company’s stock in fiscal year 2019. The transaction was reported on a Form 4 filed in fiscal year 2020.

Anti-Hedging Policy

The Company’s anti-hedging policies are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock.

Meetings of the Board of Directors

During fiscal 2020, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% in the aggregate of the total number of board meetings held. All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2020. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. All members of our Board of Directors as of the Annual Meeting date attended the 2020 Annual Meeting of Stockholders.

Board Committees

Audit Committee

Audit Committee. The Audit Committee consists of Messrs. Scaggs, Lucente and Mannes, with Mr. Scaggs acting as chairman of the committee for fiscal year 2020 until December 16, 2020. Mr. Lucente was appointed to the committee on November 20, 2019. Mr. Mannes was appointed to the committee on December 16, 2020 and became chairman of the committee at that time. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Mannes qualified as audit committee financial expert, as such term is defined by Securities and Exchange Commission rules. Mr. Keith Molihan served on the committee and was its financial expert until his death on August 1, 2020. All the directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules (Rule 10A-3 of the Securities Exchange Act of 1934) and the NYSE American corporate governance listing standards. The audit committee met four times during the fiscal year ended September 30, 2020. The committee’s charter can be found at: www.energyservicesofamerica.com/posting/Audit_Committee_Charter_v1.pdf.

The Audit Committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent registered public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

The Audit Committee approved the appointment of Arnett Carbis Toothman to be our independent registered public accounting firm for the 2021 fiscal year. A representative of Arnett Carbis Toothman is expected to attend the 2021 Annual Meeting of Stockholders.

The following is a summary of fees paid to Arnett Carbis Toothman for services rendered in fiscal years 2020 and 2019.

Audit Fees

We were billed by Arnett Carbis Toothman, our independent registered public accountant, $172,427 and $148,223 for the services they have performed in connection with the audit of our financial statements included in our Annual Report for fiscal 2020 and 2019, respectively and for the review of interim financial statements included in our quarterly reports on Form 10-Q during these periods.

Audit-Related Fees

During fiscal years 2020 and 2019, we had no audit-related fees.

Tax Fees

During the fiscal years ended September 30, 2020 and 2019, we were billed by Arnett Carbis Toothman $34,461 and $60,256, respectively, for tax compliance services.

Employee Benefit Plan

During the fiscal years ended September 30, 2020 and 2019, we were billed by Arnett Carbis Toothman $38,483 and $48,473, respectively, for the services they performed in connection with the audit of our 401(k) Plan and Form 11-K filing.

All Other Fees

During fiscal years 2020 and 2019, we were billed by Arnett Carbis Toothman, $3,803 and $11,585, respectively, for fees billed for products and services provided by our independent registered public accounting firm other than those set forth above. These fees consisted primarily of travel and postage expenses.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All the fees paid in the audit-related, tax and all other categories during 2020 and 2019 were approved per the pre-approval policies.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2020;
•	discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Security and Exchange Commission; and
•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered accounting firm the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020. In addition, the Audit Committee appointed Arnett Carbis Toothman LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Daniel J. Mannes
Frank S. Lucente
Neal W. Scaggs

Nominating Committee

The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee of the Board of Directors. The nominating committee does not have a written charter. The nominating committee will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors; (ii) recommend director nominees for each committee to the Board of Directors; and (iii) identify individuals to fill any vacancies on the Board of Directors. The nominating committee met one time during the fiscal year ended September 30, 2020.

The nominating committee of the Board identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with ours;

•	has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The nominating committee will also consider whether a candidate satisfies the criteria for “independence” under Securities and Exchange Commission or NYSE American rules and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” The nominating committee will consider diversity in identifying nominees for director but has no specific policy or established criteria in this regard. The nominating committee seeks candidates who have a broad range of business experience when considering nominees to the Board of Directors.

Procedures for the Nomination of Directors by Stockholders

The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

•	the name and address of the stockholder as they appear on our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and Energy Services of America Corporation;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The compensation committee consisted of directors Joseph L. Williams, Frank S. Lucente and Daniel J. Mannes. Mr. Lucente and Mr. Mannes were appointed to the committee on December 16, 2020. Mr. Keith Molihan was on the committee until his death on August 1, 2020. Each member of the compensation committee is considered “independent” as defined in the NYSE American corporate governance listing standards. The Board of Directors has not adopted a written charter for the Committee. The compensation committee met one time during fiscal year 2020.

The compensation committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The committee reviews the performance of our executive officers and annually recommends to the full Board the compensation and benefits for our executive officers (including the Chief Executive Officer). The committee administers our equity and long-term incentive plans. The committee establishes the terms of employment and severance agreements/arrangements for executive officers, if applicable. The committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the committee establishes annual compensation percentage increases for all employees. Our President and Chief Executive Officer provides recommendations to the compensation committee related to our compensation program. However, our President and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

For 2020, in making compensation decisions, the compensation committee did not use strict numerical formulas to determine the compensation paid to our executive officers. However, the committee considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for comparable companies. While the quantitative and non-quantitative factors described above were considered by the committee in determining the compensation paid to our named executive officers, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considers the above factors and makes a recommendation to the committee which authorizes such bonus. For the other named executive officer, the Chief Executive Officer considers the above factors and makes a recommendation to the committee which authorized his bonus. The Company paid $40,000 in bonuses to the named executive officers during fiscal year 2020.

The Compensation Committee has authority to approve the engagement of any compensation consultant it uses and the fees for those services. However, the Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation with respect to fiscal year 2020.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 75 West 3rd Ave., Huntington, West Virginia 25701.

Executive and Director Compensation

We have adopted a compensation committee policy that reflects the compensation philosophy and objectives of the compensation committee.

Compensation Philosophy and Objectives

The compensation committee believes that an effective executive compensation program rewards the achievement of pre-established short term, long-term and strategic goals, and aligns executives’ interests with those of our stockholders. The committee regularly evaluates both performance and compensation relative to other comparable companies. We also manage our named executive officers’ compensation to align with the time horizon of our growth and development. As we grow, we strive to ensure that our compensation programs and practices remain consistent with our philosophy to provide competitive, performance-based, and risk appropriate compensation that enables us to attract, motivate and retain top performers who are essential to our successful growth and performance.

The primary objectives of our executive compensation program are to:

•	provide pay for performance utilizing short and long-term incentives;

•	be competitive with the marketplace within which we compete for talent;

•	ensure compensation programs reward performance while appropriately managing risk; and

•	enable us to attract, motivate, and retain top talent.

We accomplish all these objectives through a total compensation program that balances fixed and variable (i.e. incentive) compensation with a focus on providing rewards to named executive officers for their contributions towards achieving core business objectives and furthering our short and long-term performance. We balance our desire for superior performance with safeguards so that our programs do not result in excessive risk taking that can threaten our long-term value and stability. We also recognize that our ability to attract and retain top talent has become even more critical as we grow.

Our executive compensation philosophy provides competitive ranges for each component of our compensation program and our compensation paid in the aggregate. The starting point targets market median, but by using performance-based instruments, actual compensation paid to our named executive officers varies depending on our performance against our stated objectives. We meet our compensation objectives for our named executive officers through the following components of their total compensation:

•	Base salaries are targeted at market median, but allow for recognition of everyone’s role, contribution, performance, and experience.

•	Bonuses, which are determined by the compensation committee, reflect market median levels although actual payouts will vary based on our performance relative to company-wide, team and individual contributions toward our strategic plan.

•	Retirement, health, life insurance, disability, severance and other perquisites and benefits are provided, but their focus and value are intentionally set to be conservatively competitive in order to attract and retain talented individuals.

Executive total compensation is expected to vary each year and evolve over the long-term to reflect our performance relative to our peers and the industry, and to correspond with stockholder returns.

We review our executive compensation philosophy and programs annually to ensure that they are achieving desired objectives and supporting our needs as we grow to be a more complex organization.

Summary Compensation Table for Named Executive Officers. The following table shows the compensation of the Company’s named executive officers for the years ended September 30, 2020 and 2019. Messrs. Reynolds and Crimmel were the only executive officers who received total compensation in excess of $100,000 for services to the Company or any of its subsidiaries during the years ended September 30, 2020 or 2019.

Summary Compensation Table
Name and principal position	Year	Salary	Bonus	Stock awards	All other compensation (1)	Total
Douglas V. Reynolds	2020	$80,000	$30,000	$-	$3,600	$113,600
President and Chief Executive Officer	2019	$80,000	$30,000	$-	$4,154	$114,154

Charles P. Crimmel	2020	$120,016	$10,000	$-	$5,851	$135,867
Secretary/Treasurer and Chief Financial Officer	2019	$120,016	$10,000	$-	$5,851	$135,867

(1) Other compensation in 2020 includes 401(k) plan matching contributions of $3,600 for Mr. Reynolds and $5,851 for Mr. Crimmel.  Other compensation in 2019 includes 401(k) plan matching contributions of $4,154 for Mr. Reynolds and $5,851 for Mr. Crimmel.

Benefit Plans

Stock Benefit Plans

Long Term Incentive Plan. In 2010, the Board of Directors adopted, and our stockholders approved, the Energy Services of America Corporation Long Term Incentive Plan (the “LTIP”), to provide our employees and directors with additional incentives to promote our growth and performance. The LTIP gives us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The LTIP is administered by our compensation committee. The committee may determine the type of award and the terms and conditions of each award under the LTIP, which shall be set forth in an award agreement delivered to each participant. The LTIP authorizes the issuance of up to 1,200,000 shares of Company common stock pursuant to grants of restricted stock awards, performance share awards, restricted stock units, performance share units, incentive stock options, non-qualified stock options and stock appreciation rights, provided, however, that in any five-year period, no individual may receive a grant of any type for more than 180,000 shares.

The committee is authorized to grant awards, the vesting of which may be subject to the satisfaction of performance-based conditions. The vesting date of performance-based awards is the date on which all the performance measures are attained, and the performance period is concluded. Any unvested performance-based awards for which the performance measures are not satisfied will be forfeited without consideration. If the right to become vested in an award under the LTIP is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the committee and evidenced in the award agreement. In general, no awards may vest at a rate exceeding one-third per year commencing one year after the date of grant.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement, death or termination for cause, then (i) any stock options and stock appreciation rights shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards or restricted stock units that have not vested as of the date of termination of service shall expire and be forfeited. In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options and stock appreciation rights) shall expire and shall be forfeited.

Upon termination of service due to death or disability, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all restricted stock and restricted stock unit awards shall become fully vested at the date of termination of service. Stock options and stock appreciation rights may be exercised for a period of one year following such termination of service.

Unless otherwise provided in an award agreement, upon termination of service due to retirement, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable. Unless otherwise provided in an award agreement, all other awards shall become fully vested on retirement.

Unless otherwise provided in an award agreement, upon the occurrence of an involuntary termination of employment (or, as to a director, termination of service as a director) following a “change in control” of the Company (as defined in the LTIP), all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all restricted stock and restricted stock unit awards shall be fully earned and vested. In the event of a change in control, any performance measure attached to an award shall be deemed satisfied as of the date of the change in control.

If the committee determines that a present or former participant has (i) used for profit, or disclosed to unauthorized persons, our confidential information or trade secrets; (ii) breached any contract with or violated any fiduciary obligation to us; or (iii) engaged in any conduct which the committee determines is injurious to the Company, the committee may cause that participant to forfeit his or her outstanding awards under the Plan.

If we are required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is an executive officer shall (i) reimburse the Company the amount of any bonus or incentive compensation paid to such participant that were subsequently reduced due to the restatement; (ii) have outstanding awards granted under the LTIP cancelled; and/or (iii) reimburse the Company for any gains realized in the exercise of options, vesting of or open market sales of vested, restricted stock awards or performance share awards, payment of any restricted stock units, performance share units or stock appreciation rights granted to such participant, regardless of when issued, but only if, and to the extent that (A) the amount of the bonus or incentive compensation was calculated based on achievement of the original financial results; (B) the executive officer engaged in intentional misconduct that caused or partially caused the need for the restatement; and (C) the amount of the bonus or incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results.

The Board of Directors may, at any time, amend or terminate the LTIP or any award granted under the LTIP, provided that, except as provided in the LTIP, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent.

For fiscal year 2020, no awards were granted under LTIP to the named executive officers by the compensation committee.

Energy Services 401(k) Plan

401(k) Retirement Plans

We maintain the Energy Services of America Staff 401(k) Retirement Plan (the “Plan”). Our three wholly owned subsidiaries as of September 30, 2020, C. J. Hughes Construction Company, Inc., Nitro Construction Services, Inc., and Contractors Rental Corporation adopted the Plan on behalf of their non-union employees. Employees are eligible to participate in the Plan upon completion of six months of service but must wait until a quarterly entry date to join the Plan. Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was $19,500 for 2020. In addition, participants who are age 50 or older by the end of the Plan year may elect to defer up to an additional $6,500 into the 401(k) Plan for 2020. The Company provided a matching contribution to each participant’s account equal to 100% of each dollar contributed for the first 3% of eligible wages and 50% of each dollar contributed for the next 3% of eligible wages. The Company’s matching contribution is used by the Plan’s third-party administrator to purchase Energy Services of America stock from the open market. Additionally, each Plan year, the Company may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the Plan year. The discretionary contributions will be allocated to a qualifying participant’s individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan year. No discretionary profit-sharing contributions were made in 2020. Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet. Plan benefits are paid as soon as administratively possible following the participant’s termination of employment. Lump sums, partial payments and installment payments are available if the participant’s account balance exceeds $1,000.

Energy Services of America Corporation 2009 Employee Stock Purchase Plan

The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code and its regulations. Up to 1,200,000 shares of common stock, subject to adjustments, may be issued under this plan. An eligible employee’s stock purchases during a calendar year may not exceed the lesser of: (a) a percentage of the participant’s compensation or a total dollar amount as specified by the committee or (b) $25,000. During 2020, we did not utilize the plan.

Directors’ Compensation

Director Compensation. The table set forth below shows the compensation of our non-executive directors for the fiscal year ended September 30, 2020. We did not make any non-equity incentive plan awards to directors and there were no preferential earnings on nonqualified deferred compensation. Each Director received retainer fees of $1,000 per month. No fee payments were made for committee participation.

Name	Fees earned or paid in cash ($)		Stock Awards ($)	All other compensation ($)	Total
Marshall T. Reynolds	$12,000		$-	$-	$12,000
Samuel G. Kapourales	12,000		-	-	12,000
Jack M. Reynolds	12,000		-	-	12,000
Neal W. Scaggs	12,000		-	-	12,000
Joseph L. Williams	12,000		-	-	12,000
Keith Molihan	10,000	(1)	-	-	10,000
Frank Lucente	12,000		-	-	12,000
Bruce H. Elliott	12,000		-	-	12,000
Charles Abraham	12,000		-	-	12,000
Total	$106,000		$-	$-	$106,000

(1) Mr. Molihan served on the Company's Board of Directors until the time of his death, August 1, 2020.

Certain Relationships and Related Transactions

We intend that all transactions between us and our executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, will be on terms no less favorable than those terms given to unaffiliated third parties and will be approved by a majority of our independent outside directors not having any interest in the transaction.

On December 16, 2014, the Company’s Nitro subsidiary entered into a 20-year $1.2 million loan agreement with First Bank of Charleston, Inc. (West Virginia) to purchase the office building and property it had previously been leasing for $6,300 each month. Mr. Douglas Reynolds, President of Energy Services, was a director and secretary of First Bank of Charleston. Mr. Samuel Kapourales, a director of Energy Services, was also a director of First Bank of Charleston. On October 15, 2018, First Bank of Charleston was merged into Premier Bank, Inc., a wholly owned subsidiary of Premier Financial Bancorp, Inc. Mr. Marshall Reynolds, Chairman of the Board of Energy Services, holds the same position with Premier Financial Bancorp, Inc. Mr. Neal Scaggs is a director of Energy Services and holds the same position with Premier Financial Bancorp, Inc. Mr. Douglas Reynolds is the president and a director of Energy Services and a director of Premier Financial Bancorp, Inc. The interest rate on the loan agreement is 4.82% with monthly payments of $7,800. As of September 30, 2020, we have paid approximately $232,000 in principal and approximately $306,000 in interest since the beginning of the loan. There were no new material related party transactions entered into during the fiscal year ended September 30, 2020.

Certain Energy Services subsidiaries routinely engage in transactions in the normal course of business with each other, including sharing employee benefit plan coverage, payment for insurance and other expenses on behalf of other affiliates, and other services incidental to business of each of the affiliates. All revenue and related expense transactions, as well as the related accounts payable and accounts receivable have been eliminated.

Other than as disclosed above, there were no related party transactions.

PROPOSAL II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended September 30, 2020 was Arnett Carbis Toothman LLP. Our Audit Committee has approved the engagement of Arnett Carbis Toothman LLP to be our independent registered public accounting firm for the year ending September 30, 2021, subject to the ratification of the engagement by our stockholders as required by our Bylaws. At the Annual Meeting, the stockholders will consider and vote on the ratification of the engagement of Arnett Carbis Toothman LLP for the year ending September 30, 2021. A representative of Arnett Carbis Toothman is expected to attend the 2021 Annual Meeting of Stockholders and will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

Although stockholder ratification of the independent registered public accounting firm is being sought, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Energy Services of America Corporation and its stockholders.

In order to ratify the selection of Arnett Carbis Toothman LLP as the independent registered public accounting firm for the year ending September 30, 2021, the proposal must receive at least a majority of the votes represented at the Annual Meeting, without regard to abstentions or broker non-votes, in favor of such ratification.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ARNETT CARBIS TOOTHMAN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2021.

PROPOSAL III – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and Principal Financial Officer (“Named Executive Officers”) is described in “Executive and Director Compensation.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Energy Services of America Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL III.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 75 West 3rd Avenue, Huntington, West Virginia 25701, no later than September 20, 2021, which is 120 days before the date on which we expect to mail our proxy materials for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than December 19, 2021, and no earlier than November 19, 2021, assuming next year’s annual meeting is held on February 16, 2022. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

SOLICITATION OF PROXIES

The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2020 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO CHARLES CRIMMEL, ENERGY SERVICES OF AMERICA CORPORATION, 75 WEST 3RD AVENUE, HUNTINGTON, WEST VIRGINIA 25701, OR CALL (304) 522-3868.

BY ORDER OF THE BOARD OF DIRECTORS

Charles Crimmel
Corporate Secretary

Huntington, West Virginia
January 19, 2021

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. ENERGY SERVICES OF AMERICA CORPORATION 2021 Annual Meeting of Stockholders WEDNESDAY FEBRUARY 17, 2021 1:00 P.M. local time This Proxy is Solicited on Behalf of the Board of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED X THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. FOR AGAINST ABSTAIN BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 2. Th e ratif icatio n of the ap p o in t m en t of Arn et t C arb is T oo th man LLP as ou r in d ep en d en t r eg iste r ed p u b l i c ac co u n tin g f irm for the year e n d i n g 1. Election of Directors. (1)Marshall T. Reynolds (2)Jack M. Reynolds (3)Douglas V. Reynolds (4)Neal W. Scaggs (5)Joseph L. Williams FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all the nominees listed to the left) Sep temb er 30, 20 2 1 . 3. An Advisory, non-binding resolution with respect to our executive compensation. FORAGAINST ABSTAIN (6)Daniel J. Mannes (7)Frank S. Lucente (8)Samuel G. Kapourales (9)Bruce H. Elliott (10) Charles Abraham (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PRO-POSALS 1, 2 AND 3. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held February 17, 2021. The proxy statement and our 2020 Annual Report to Stockholders are available at https://energyservicesofamerica.com/stockholder/2021-esa-proxy-statement.pdf The Annual Meeting of Stockholders will be held virtually and can be accessed at: https://www.cstproxy.com/energyservicesofamerica/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED REVOCABLE PROXY ENERGY SERVICES OF AMERICA CORPORATION ANNUAL MEETING OF STOCKHOLDERS February 17, 2021 The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually on February 17, 2021, at 1:00 p.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows on the reverse side: THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS THIS PROXYWILL BEVOTEDAS DIRECTED, BUT IF NO INSTRUCTIONSARE SPECIFIED, THIS PROXYWILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated January 18, 2021 and the Company’s 2020 Annual Report on Form 10-K, including audited financial statements. (Continued and to be marked, dated and signed, on the other side)